Equity-Based Compensation	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Equity-Based Compensation
Equity-Based Compensation
We maintain six equity-based incentive compensation plans, the 2016 Equity Incentive Plan, the Acuity Pharmaceuticals, Inc. 2003 Equity Incentive Plan, the 2007 Equity Incentive Plan, the 2000 Stock Option Plan, the Modigene Inc. 2005 Stock Incentive Plan and the Modigene Inc. 2007 Equity Incentive Plan that provide for grants of stock options and restricted stock to our directors, officers, key employees and certain outside consultants. Equity awards granted under our 2016 Equity Incentive Plan are exercisable for a period of up to 10 years from the date of grant. Equity awards granted under our 2007 Equity Incentive Plan are exercisable for a period of either 7 years or 10 years from the date of grant. Equity awards granted under our 2000 Stock Option Plan, 2003 Equity Incentive Plan and the two Modigene Plans are exercisable for a period of up to 10 years from date of grant. Vesting periods range from immediate to 5 years.
We classify the cash flows resulting from the tax benefit that arises when the tax deductions exceed the compensation cost recognized for those equity awards (excess tax benefits) as cash flows from operations. There were no excess tax benefits for the years ended December 31, 2017, 2016, and 2015.
Equity-based compensation arrangements to non-employees are accounted for at their fair value on the measurement date. The measurement of equity-based compensation to non-employees is subject to periodic adjustment over the vesting period of the equity instruments.
Valuation and Expense Information
We recorded equity-based compensation expense of $28.3 million, $42.7 million and $26.1 million for the years ended December 31, 2017, 2016, and 2015, respectively, all of which were reflected as operating expenses. Of the $28.3 million of equity based compensation expense recorded in the year ended December 31, 2017, $21.2 million was recorded as selling, general and administrative expenses, $5.1 million was recorded as research and development expenses and $2.0 million was recorded as a cost of revenue. Of the $42.7 million of equity based compensation expense recorded in the year ended December 31, 2016, $33.4 million was recorded as selling, general and administrative expense, $7.5 million was recorded as research and development expenses and $1.8 million was recorded as a cost of revenue. Of the $26.1 million of equity based compensation expense recorded in the year ended December 31, 2015, $17.4 million was recorded as selling, general and administrative expense, $7.9 million was recorded as research and development expenses and 0.8 million was recorded as cost of revenue.
We estimate forfeitures of stock options and recognize compensation cost only for those awards expected to vest. Forfeiture rates are determined for all employees and non-employee directors based on historical experience and our estimate of future vesting. Estimated forfeiture rates are adjusted from time to time based on actual forfeiture experience.
As of December 31, 2017, there was $40.4 million of unrecognized compensation cost related to the stock options granted under our equity-based incentive compensation plans. Such cost is expected to be recognized over a weighted-average period of approximately 3.0 years.
Stock Options
We estimate the fair value of each stock option on the date of grant using the Black-Scholes-Merton Model option-pricing formula and amortize the fair value to expense over the stock option’s vesting period using the straight-line attribution approach for employees and non-employee directors, and for awards issued to non-employees we recognize compensation expense on a graded basis, with most of the compensation expense being recorded during the initial periods of vesting. We apply the following assumptions in our Black-Scholes-Merton Model option-pricing formula:

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Expected term (in years)	3.0 - 10.0	1.0 - 10.0	1.0 - 10.0
Risk-free interest rate	1.32% - 2.41%	0.71% - 2.51%	0.26% - 2.42%
Expected volatility	38% - 55%	38% - 64%	32% - 64%
Expected dividend yield	0%	0%	0%

Expected Term: For the expected term of options granted to employees and non-employee directors, we used an estimate of the expected option life based on historical experience. The expected term of stock options issued to non-employee consultants is the remaining contractual life of the options issued.
Risk-Free Interest Rate: The risk-free interest rate is based on the rates paid on securities issued by the U.S. Treasury with a term approximating the expected life of the option.
Expected Volatility: The expected volatility for stock options was based on the historical volatility of our Common Stock.
Expected Dividend Yield: We do not intend to pay dividends on Common Stock for the foreseeable future. Accordingly, we used a dividend yield of zero in the assumptions.
We maintain incentive stock plans that provide for the grants of stock options to our directors, officers, employees and non-employee consultants. As of December 31, 2017, there were 28,901,409 shares of Common Stock reserved for issuance under our 2016 Equity Incentive Plan and our 2007 Equity Incentive Plan. We intend to issue new shares upon the exercise of stock options. Stock options granted under these plans have been granted at an option price equal to the closing market value of the stock on the date of the grant. Stock options granted under these plans to employees typically become exercisable over four years in equal annual installments after the date of grant, and stock options granted to non-employee directors become exercisable in full one-year after the grant date, subject to, in each case, continuous service with us during the applicable vesting period. We assumed stock options to grant Common Stock as part of the mergers with Acuity Pharmaceuticals, Inc., Froptix, Inc., OPKO Biologics and BioReference, which reflected various vesting schedules, including monthly vesting to employees and non-employee consultants.
A summary of option activity under our stock option plans as of December 31, 2017, and the changes during the year is presented below:

Options	Number of options	Weighted average exercise price	Weighted average remaining contractual term (years)	Aggregate intrinsic value (in thousands)
Outstanding at December 31, 2016	34,640,514	$10.18	6.79	$32,984
Granted	2,131,500	$7.50
Exercised	(1,298,704)	$3.01
Forfeited	(2,735,813)	$11.75
Expired	(1,438,112)	$11.84
Outstanding at December 31, 2017	31,299,385	$10.08	6.37	$1,886
Vested and expected to vest at December 31, 2017	29,484,888	$10.04	6.27	$1,886
Exercisable at December 31, 2017	18,697,466	$9.59	5.26	$1,886

The total intrinsic value of stock options exercised for the years ended December 31, 2017, 2016, and 2015 was $6.4 million, $9.9 million and $69.9 million, respectively.
The weighted average grant date fair value of stock options granted for the years ended December 31, 2017, 2016, and 2015 was $4.50, $4.78, and $5.00, respectively. The total fair value of stock options vested during the years ended December 31, 2017, 2016, and 2015 was $34 million, $30.2 million and $13.3 million, respectively.